Catalyst/Exceed Defined Shield Fund

Class A: SHIEX Class C: SHINX CLASS I: SHIIX

summary PROSPECTUS

NOVEMBER 1, 2020

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2020 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/EXCEED DEFINED SHIELD FUND

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 103 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waiver of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.53%	0.53%	0.53%
Interest/Dividend Expense	0.06%	0.06%	0.06%
Remaining Other Expenses	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.04%	2.79%	1.79%
Fee Waiver and Reimbursement [2]	(0.49)%	(0.49)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement [2]	1.55%	2.30%	1.30%

1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.48%, 2.23% and 1.23% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2021. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. The Example also assumes that your investment has a

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5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$724	$233	$132
3	$1,133	$819	$516
5	$1,568	$1,431	$924
10	$2,771	$3,083	$2,065

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2020 was 138% of the value of its portfolio.

Principal Investment Strategies:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index (“Index ETFs”), and in fixed income securities. At time of purchase, the equity options component’s target allocation is between 0.5% and 7.5% while the fixed income component’s target allocation is between 92.5% and 99.5%. The equity option component is designed to provide 100% notional exposure to the S&P 500 Index (the “Index”) with a level of hedge on the downside and participation on the upside to a certain cap. Using a combination of put and call options on Index ETFs, the Fund’s investment sub-advisor, Exceed Advisory LLC (the “Sub-Advisor”) initially executes the equity options strategy by seeking to provide an investment vehicle that limits losses to 12.5% when the Index declines in value, and to participate in increases in the Index up to approximately 15%. As the Index increases in value, the strategy seeks to increase the level of hedge on the downside and the cap on the upside by rebalancing or rolling the call and put strike levels in a given maturity to higher strike levels. By rebalancing, the strategy seeks to optimize risk / reward by lowering downside risk (through buying higher strike puts) and increasing upside potential (through selling higher strike calls), thus converting a hard cap to a soft cap.

The fixed income component is designed to return a yield that is used to assist in purchasing the equity option component. The equity options strategy is intended to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index (“Index”). Although the option strategy includes a leverage component, the strategy also limits the Fund’s participation in Index gains.

Equity Options Component

The equity options strategy consists of exchange traded equity options. Options selected for the equity component generally have a duration of approximately one year.

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Put Options Sub-Component

Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Put options are selected for the Fund to target participation in the Index if the Index decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the Index and a long put whose strike price is below the current value of the Index. The Fund’s purchases and sales of put options result in “put spreads,” which are intended to allow the Fund to mitigate losses in the equity options component when the Index declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against Index losses in the equity options component of less than 12.5%, and only seeks to guard against such losses during the terms of the put spreads. All other losses in the equity options component will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the losses in the equity options component to 12.5%. Put options do not protect against losses in the fixed income component of the Fund’s strategy.

Call Options Sub-Component

Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, a buyer calls away a security at the strike price if the security’s market price is greater than the strike price. The call options are selected to target participation in the Index if the Index increases up to a maximum cap by selecting a long call whose strike price equals the current value of the Index and a short call whose strike price is above the current value of the Index. In this way, the Fund seeks to participate with the market up to the maximum cap. The Fund’s purchases and sales of call options result in “call spreads,” which are intended to allow the Fund to participate in increases in the Index up to approximately 15% during the terms of the call spreads.

The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment. However, there is no guarantee that put and call options will limit the Fund's losses in the equity options component.

Fixed Income Component

The fixed income component of the Fund’s portfolio consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds, and government securities with a typical maturity of 3 years or less, or ETFs that invest primarily in such securities. The Fund typically invests primarily in corporate debt. Fixed income securities are selected by identifying the highest yielding securities among a peer group with similar credit quality and maturity while also ensuring portfolio diversification in terms of credit rating and industry.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

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Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Equity Options Strategy Risk. Although the equity options strategy is intended to manage volatility, it may not protect against market declines, may limit the Fund’s participation in market gains (particularly during periods when market values are increasing or market volatility is high), may increase portfolio transaction costs which could result in losses or reduction in gains, may not be successful and is subject to the Sub-Advisor’s ability to correctly analyze and implement the Fund’s equity options strategy.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

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ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. When interest rates are at historic lows, a heightened risk to the Fund is posed by the greater potential for rising interest rates to the extent the Fund’s portfolio includes longer-term fixed income securities.

Leverage Risk. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively

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implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options strategy. This strategy involves the sale and purchase of call and put options. A seller (writer) of a call option will lose money if the underlying security on which the option was written increases in value to a level above the strike price of the sold option plus the premium received. Since there is no limit on how high a value of an entity can go, there is material risk in being short a call with no offsetting position. A seller (writer) of a put option will lose money if the underlying security on which the option was written decreases in value to a level below the strike price of the sold option less the premium received. The seller of a put option is limited to losing the difference between the strike price less premium received and $0 reflecting a full loss of all value for the underlying security. A seller of an option can be liquidated if the value of the underlying security advances enough in the case of a call option or declines enough in the case of a put option given there are no offsetting positions or enough capital to offset the unrealized losses. In a liquidation event, one should expect material realized losses.

A buyer of a call or put option risk the loss of the entire premium invested in the option. If the underlying security is not above the strike price at maturity of a call or not below the strike price at maturity of a put, the option will expire worthless.

Between maturity of an option and point of purchase or writing of an option, a number of market forces can significantly and adversely affect the value of said option inclusive of changes in volatility, interest rates, dividend rates and price of the underlying security.

Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk among other risks.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government

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Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be lower than Class I shares because Class A and Class C shares have different expenses than Class I shares. The performance table compares the performance of the Fund’s Class I, Class A and Class C shares over time to the performance of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund acquired all of the assets and liabilities of Exceed Defined Shield Index Fund, a series of Forum Funds, (the “Predecessor Fund”) in a tax-free reorganization on September 1, 2017 (the “Reorganization”). In connection with this Reorganization, shares of the Predecessor Fund’s Investor Shares and Institutional Shares were exchanged for Class A shares and Class I shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to September 1, 2017 reflects the historical performance of the Predecessor Fund shares. Neither Investor Class nor Institutional Class shares of the Predecessor Fund (reorganized into Class A and Class I shares of the Fund, respectively) charged a sales load and, therefore, the impact of a sales load is not reflected in the Predecessor Fund returns. Additionally, because the 1 Year Average Annual Total Returns assume investment in the Fund on December 31, 2016, which was prior to the Reorganization, the impact of a sales load is not reflected in the performance information provided. Updated performance information will be available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 9.68% (quarter ended March 31, 2019), and the lowest return for a quarter was (11.45)% (quarter ended December 31, 2018). The Fund’s Class I year-to-date return as of September 30, 2020 was 0.91%.

Average Annual Total Returns
(for the periods ended December 31, 2019)

Class I	1 Year	Since inception (4/14/2015)
Return Before Taxes	20.23%	6.43%
Return After Taxes on Distributions	17.37%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	11.96%	3.71%
Class A
Return Before Taxes	13.07%	4.83%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.89%
Class C	1 Year	Since inception (9/5/2017)
Return Before Taxes	18.89%	7.43%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.75%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

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Portfolio Managers: Joseph Halpern, Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Fund in this capacity since the Fund’s inception in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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